UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                 Chapter 11
US Airways, Inc., et al.                                                                                    Case Number: 04-13819
Debtors                                                                                                            Jointly Administered
                                                                                                                        Hon. Stephen S. Mitchell

MONTHLY OPERATING REPORT FOR THE PERIOD
NOVEMBER 1, 2004 THROUGH NOVEMBER 30, 2004

DEBTORS' ADDRESS:

                           US Airways, Inc., et al.
                           2345 Crystal Dr.
                           Arlington, VA 22227

DEBTORS' ATTORNEYS:

Brian P. Leitch, Esq.
Daniel M. Lewis, Esq.
Michael J. Canning, Esq.
ARNOLD & PORTER LLP
370 Seventeenth Street, Suite 4500
Denver, Colorado 80202
(303) 863-1000

Lawrence E. Rifken, Esq. (VSB No. 29037)
Douglas M. Foley, Esq. (VSB No. 34364)
McGUIREWOODS LLP
1750 Tysons Boulevard, Suite 1800
McLean, VA 22102-4215
(703) 712-5000

REPORT PREPARER:

                                       US Airways, Inc., et al.

I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: December 23, 2004                                    DEBTOR-IN-POSSESSION

Name/Title: Anita P. Beier                                        By: :    /s/ Anita P. Beier
                     Senior Vice President-Finance and Controller
Address:     2345 Crystal Dr.
                    Arlington, VA 22227
                    Phone: 703-872-7000

Table of Contents

I.       Monthly Operating Report Cover Page

II.       Unaudited Consolidated Financial Statements

A.     US Airways Group, Inc. Condensed Consolidated Statement of Operations
B.     US Airways Group, Inc. Condensed Consolidated Balance Sheet
C.     US Airways Group, Inc. Condensed Consolidated Statement of Cash Flows

III.     Additional Schedules

A.     Accounts Receivable Schedule, Accounts Payables Schedule, and Cash Balance
B.     Description of Tax Trusts
C.     Insurance Policies
D.     Payments to Professionals
E.     Banking Accounts and Financial Institution Relationships
F.     Certifications

IV.     Questionnaire
1.	Accounting Basis: Cash Accrual X

2.

Preparer: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Anita P. Beier
Senior Vice President-Finance and Controller
US Airways Group, Inc.
2345 Crystal Dr.
Arlington, VA 22227
703-872-7000

3.	Number of Employees: 29,795 Represents Debtors' total full time equivalents as of November 30, 2004

4.	Have there been any changes in the nature of your business since the last reporting period? Yes ______ No X Explain:

5.	Are all Business Licenses current? Yes X No_____ Not applicable ______

6.	Total Accounts Receivable: See Exhibit III-A

7.	Post-Petition Accounts Payable: See Exhibit III-A

8.	Taxes: Are all taxes being paid to the proper taxing authorities when due? Yes X No _____. See Exhibits III-B and III-F
9.	Escrow Account: Are you utilizing your tax account only for deposits and payment of payroll and sales taxes? Yes ______ No X Explain: See Exhibits III-B and III-F

10.	Are all books and records of the debtors being maintained monthly and are all current: Yes X No ______ Explain:

11.	Insurance Policies: See Exhibits III-C and III-F

12.

Actions of Debtors: During the reporting period, did the debtors:

A.  Fail to defend or not oppose any action seeking to dispossess the debtors from control or custody of any asset of the estate:

Yes ______ No X      If yes, explain:

B.  Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going-concern value of the assets of the debtors?

Yes X      No ______ If no, explain:

13.

Transfer or Sale of Property: Did the debtors or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtors' assets to another party during the period of this report other than as set forth herein?

Yes X      No ______If yes, explain:

Certain aircraft leases have been rejected, in accordance with the Debtors' Aircraft and Engine Lease Rejection Order, during this reporting period.
14.	Payments to Professionals (attorneys, accountants, real estate agents, auctioneers, appraisers, etc., during the reporting period): See Schedule III-D

15.	QUARTERLY U.S. TRUSTEE FEES paid during the reporting period: $ -

US Airways Group, Inc.
Consolidated Statement of Operations
for the period November 1 to November 30, 2004

(unaudited)
(in thousands)

Operating Revenues
Passenger transportation	$ 494,724
Cargo and freight	11,368
Other	49,652
Total Operating Revenues	555,744

Operating Expenses
Personnel costs	167,569
Aviation fuel	108,105
US Airways Express capacity purchases	62,322
Aircraft rent	37,703
Other rent and landing fees	34,469
Selling expenses	28,484
Aircraft maintenance	30,429
Depreciation and amortization	18,411
Other	95,641
Total Operating Expenses	583,133

Operating Loss	(27,389)

Other Income (Expense)
Interest income	1,543
Interest expense, net	(23,591)
Reorganization items, net	(10,372)
Other, net	1,436
Other Income (Expense), Net	(30,984)

Loss Before Income Taxes	(58,373)
Income Tax Provision	-

Net Loss	$ (58,373)

US Airways Group, Inc. Consolidated Balance Sheet as of November 30, 2004

(unaudited, in thousands)
Current Assets
Cash and cash equivalents	$822,869
Restricted cash	104,169
Receivables, net	294,502
Materials and supplies, net	168,398
Prepaid expenses and other	127,421
Total Current Assets	1,517,359

Property and Equipment
Flight equipment	3,179,214
Ground property and equipment	380,662
Less accumulated depreciation and amortization	(304,997)
3,254,879
Purchase deposits for flight equipment	138,010
Total Property and Equipment	3,392,889

Other Assets
Goodwill	2,489,638
Other intangibles, net	534,145
Restricted cash	653,250
Other assets, net	43,761
Total Other Assets	3,720,794
Total Assets	8,631,042

Current Liabilities
Current maturities of long-term debt and capital lease obligations	701,104
Accounts payable	349,862
Traffic balances payable and unused tickets	916,409
Accrued aircraft rent	59,894
Accrued salaries, wages and vacation	169,091
Other accrued expenses	276,667
Total Current Liabilities	2,473,027

Noncurrent Liabilities and Deferred Credits
Long-term debt and capital lease obligations, net of current maturities	-
Deferred gains and credits, net	44,537
Postretirement benefits other than pensions	1,592
Employee benefit liabilities and other	245,298
Total Noncurrent Liabilities and Deferred Credits	291,427

Liabilities Subject to Compromise	6,164,627

Commitments and Contingencies

Stockholders' Deficit
Class A Common Stock	50,615
Class B Common Stock	5,000
Paid-in capital	410,050
Accumulated deficit	(697,262)
Common stock held in treasury, at cost	(2,815)
Deferred compensation	(16,670)
Accumulated other comprehensive loss	(46,957)
Total Stockholders' Deficit	(298,039)
Total Liabilities and Stockholders' Equity (Deficit)	$8,631,042

US Airways Group, Inc.
Condensed Consolidated Statement of Cash Flows

for the month ended November 30, 2004

(unaudited)
(in thousands)

Net cash provided by operating activities before reorganization items	$17,756
Reorganization items, net	(665)
Net cash provided by operating activities	17,091

Cash flows from investing activities
Capital expenditures and purchase deposits for flight equipment, net	(2,842)
Proceeds from dispositions of property	67
Decrease in restricted cash	19,680
Net cash provided by investing activities	16,905

Cash flows from financing activities
Principal payments on long-term debt and capital lease obligations	(2,092)
Net cash provided by (used for) financing activities	(2,092)
Net increase in Cash and cash equivalents	31,904
Cash and cash equivalents at beginning of period	790,965
Cash and cash equivalents at end of period	$822,869

Consolidated Accounts Receivable Aging

Days Past Due	11/30/04

0-30 Days	$187,682,602
31-60 Days	17,959,557
61-90 Days	9,250,776
91+ Days	18,587,551
Other (1)	82,312,237
Total Accounts Receivable	315,792,723
Amount Considered Uncollectible	(21,290,390)

Accounts Receivable, Net (2)	$ 294,502,333

Notes:

(1)  Other Accounts Receivable represents such items as accrued receivables, interline receivables and other immaterial receivables that historically are not aged by the Debtors.

(2)  Does not include intercompany accounts receivable.

Consolidated Post-Petition Accounts Payable Aging

Days Past Due	11/30/04

Current	$ 16,818,159
1-7 Days	6,359,546
8-30 Days	9,614,044
31-60 Days (1)	1,069,321
61-90 Days	(1,157,918)
91+ Days	-

Total Accounts Payable (2)	$ 32,703,152

Notes:

(1)  A debit balance exists for the period 61-90 days due to outstanding credits that have not been applied to specific invoices or collected.

(2)  The post-petition accounts payable balances above were obtained from the Debtors' accounts payable systems. In the event that a liability is estimated for financial reporting purposes, but no invoice was received as of November 30, 2004, the accounts payable balance will differ from that reported in the financial statements. These estimated items include, but are not limited to tax obligations, rent and lease obligations and other accrued expenses. In addition, intercompany accounts payable balances are not included in the balances presented above.

Consolidated Cash and Cash Equivalents Balance

Total Consolidated Cash and Cash Equivalents Balance              $ 822,869,000

Tax Trusts

The Debtors have created trust fund accounts to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. The continued use of the trust funds has been approved by the Bankruptcy Court and are described below.

With the exception of Trust Fund 1, which is funded on a daily basis and from which payments are made, all other trust funds have only received an initial funding of the estimated maximum tax liability for US Airways, Inc., Allegheny Airlines, Inc., PSA Airlines, Inc. and Piedmont Airlines, Inc. No subsequent funding or payments are made from these trust accounts.

Trust Fund 1 & 5

This trust was established on May 15, 2002 with an initial funding of $149.9 million on May 16, 2002. In May 2003, Trust Fund 5 was established and several components originally funded through Trust Fund 1 were moved to Trust Fund 5. Since the date of funding, all payments associated with each Trust's components have been paid through the trusts and daily funding has occurred based on the estimated daily obligation.

The components of Trust Funds 1 and 5 are as follows:

       Trust 1

*  Federal payroll withholding taxes, FICA (employee and employer portion), and Medicare;

*  Federal unemployment taxes; and

*  Federal jet fuel taxes

Trust 5

*  Federal air transportation excise taxes;

*  Federal security charges;

*  Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");

*  Federal Immigration and Naturalization Service (INS) fees;

*  Federal customs taxes; and

*  Passenger facility fees and charges (PFCs) (moved from Trust Fund 3)

As a result of changes to Federal law concerning airlines that file for bankruptcy protection, US Airways is required to segregate all PFCs into a separate account. Effective for payments due November 30, 2004, a separate account within Trust 5 was established to pay airports and/or sponsor agencies amounts owed under the PFC legislation.

Trust Fund 2

This trust was established on May 30, 2002, with an initial funding of $5.6 million occurring on May 31, 2002. The Company has not made any additional contributions to Trust Fund 2 since the initial funding on May 31, 2002.

The monthly activity in Trust 2 consists of the payment of monthly administrative fees and the investment of monthly dividends.

The components of Trust Fund 2 are as follows:

*  State and local income tax withholding;

*  Employment taxes and related charges;

*  State unemployment and supplemental unemployment;

*  Disability taxes; and

*  Workers' compensation charges

Trust Fund 3

This trust was established on May 30, 2002, with an initial funding of $23.0 million occurring on May 31, 2002. The only component of Trust Fund 3 was the passenger facility fees and charges (PFCs). In May 2003, the funding of PFCs was moved to Trust Fund 5, such that all monies in Trust Fund 3 were utilized to pay PFCs from May 2003 to July 2003. Trust Fund 3 is still open, although inactive, since July 2003. The Trustee has the power to terminate the Trust.

Trust Fund 4

This trust was established on June 21, 2002 with the intial funding of $33.6 million occurring on the same day. The Company has not made any additional contributions to Trust Fund 4 since the initial funding on June 21, 2002.

The components of Trust Fund 4 are as follows:

*  Non-statutory payroll deductions, including employee payments/contributions

*  Federal-related and federal security tax-instituted trust fund taxes and charges (note, that no Federal related charges are currently included in the initial funding estimates for Trust Fund 4. All Federal charges are accounted for in Trust Fund 1.)

Insurance Policies (1)

The table below reflects changes to the insurance policies and coverages as disclosed in the Debtor's Monthly Operating Report for the period September 12, 2004 through October 31, 2004. All policies included in the Monthly Operating Report for the period September 12, 2004 through October 31, 2004 are still subject to the same terms unless noted below.
US Airways Group, Inc.
Coverage	Company	Policy No.	Term
Directors & Officers Liability Insurance (D&O)	American Casualty Company of Reading PA	267859501	4/1/04 - 4/1/05
Directors & Officers Liability Insurance (D&O)	Houston Casualty Company	24MG04A6430	4/1/04 - 4/1/05
Directors & Officers Liability Insurance (D&O)	Zurich American Insurance Company	DOC597269001	4/1/04 - 4/1/05

Payments to Professionals
	Name	Date of Court Authorizing Payment	Amount Approved	Amount Paid	Total Paid to Date	Total Incurred and Unpaid (1)

1.	Arnold & Porter LLP					$ 1,620,814

2.	McGuireWoods LLP					742,895

3.	FTI Consulting, Inc.					1,430,468

4.	O'Melveny & Myers LLP					545,602

5.	Seabury Aviation Advisors, Inc.			$ 427,684	$ 427,684	1,043,770

6.	KPMG LLP					660,578

7.	American Appraisal Associates, Inc.					5,657

8.	Donlin, Recano & Company, Inc.			92,450	92,450	331,751

9.	Moore & Van Allen PLLC			145,015	145,015	167,444

10.	Swidler Berlin Shereff Friedman LLP					70,878

11.	Otterbourg, Steindler, Houston and Rosen, P.C.					449,546

12.	Lazard Freres & Co. LLC					449,200

13.	Curtis, Mallet-Prevost, Colt & Mosle LLP					190,242

14.	McKenna Long & Aldridge LLP					35,099

15.	Vorys, Sater, Seymour and Pease LLP					107,238

	Total			$ 665,149	$ 665,149	$ 7,831,182

Notes:

(1) This listing represents fees and expenses submitted by professionals for the period of September 12, 2004 through October 31, 2004 based upon fee statements submitted to the Company and approved or paid through November 30, 2004. All fee statements are subject to review and possible reduction. There are other ordinary course professionals to which fees have been paid since the inception of the Chapter 11 cases in accordance with the First Day Order entered on September 13, 2004, and are not reported herein.

Banking Accounts and Financial Institution Relationships

There have been no changes in financial institution deposit relationships during the current reporting period. See the Monthly Operating Report for the period September 12, 2004 through October 31, 2004 for a complete list of financial institution relationships.

Certifications

Taxes

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Insurance

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies listed in Exhibit III-C have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of November 30, 2004.

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

Date: December 23, 2004

By:        /s/ Anita P. Beier________________________

Name:   Anita P. Beier      _______________________

Title:   Senior Vice President-Finance and Controller     _

Questionnaire		Yes	No

1.	Are any post-petition receivables (accounts, notes, or loans) due from related parties?	X

2.	Have any payments been made on pre-petition liabilities this reporting period?	X

3.	Have any post-petition loans been received by the debtors from any party?		X

4.	Have any pre-petition taxes been paid during the reporting period?	X

5.	Are any wage payments past due?		X

If the answer to any of the above questions is "Yes," provide a detailed explanation of each item. Attach additional sheets if necessary.

Question 1
The Debtors, in the ordinary course of business, enter into regular business transactions with subsidiaries and affiliates, which can result in intercompany receivables. These receivables however are eliminated for reporting purposes on a consolidated basis.

Question 2
In accordance with and as authorized by the First Day Orders, the Debtors have made certain payments on pre-petition liabilities.

Question 4
In accordance with and as authorized by the First Day Orders, the Debtors have made certain payments on pre-petition tax liabilities, including employee taxes, passenger facility charges and other taxes.